 Compliance Report pursuant to the Rule 10f-3*

 The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Fund:

 Fund
Trade Date
Issuer
Cusip
Shares
Offering Price
Spread
Cost
Dealer Executing Trade
% of Offering
Syndicate Members

 JPMorgan Value Opportunities Fund
9/21/2005
Genworth Financial Inc (GNW) Secondary
37247D10
51,700
$29.50
$0.77
$1,525,150
Morgan Stanley and Company
13.75%
Morgan Stanley & Co, Banc of America Securities, JPMorgan, Merrill Lynch & Co, Citigroup Global Markets, HSBC, Deutsche Bank Securities, Goldman Sachs & Co, Lehman Brothers, UBS Investment Bank

 JPMorgan Value Opportunities Fund
12/6/2005
Northeast Utilities (NU) - Secondary
66439710
1,500
$19.09
$0.62
$28,635
Lazard Freres and Co New York
5.10%
Banc of America Securities, Citigroup Global Markets, Wachovia Securities, A.G. Edwards, JPMorgan, Lazard Capital Markets, Lehman Brothers

 JPMorgan Value Opportunities Fund
12/6/2005
Northeast Utilities (NU) - Secondary
66439710
73,300
$19.09
$0.62
$1,399,297
Lehman Brothers Inc New York
5.10%
Banc of America Securities, Citigroup Global Markets, Wachovia Securities, A.G. Edwards, JPMorgan, Lazard Capital Markets, Lehman Brothers

 JPMorgan Value Opportunities Fund
5/17/2007
Taiwan Semiconductor Manufacturing Company Limited (TSM) Secondary
8.74E+08
431,900
$10.68
$0.19
$4,612,692
Goldman Sachs and Company
2.57%
Goldman Sachs & Co, JPMorgan, ABN AMRO Rothschild, Banc of America Securities, Citigroup Global Markets, CLSA Asia-Pacific Markets, Credit Suisse, HSBC

 JPMorgan Value Opportunities Fund
5/21/2007
Spirit AeroSystems Holdings, Inc. (SPR) Secondary
8.49E+08
122,500
$33.50
$1.26
$4,103,750
Credit Suisse First Boston
1.75%

Credit Suisse, Goldman Sachs & Co, Morgan Stanley & Co, Banc of America Securities, Citigroup Global Markets, Deutsche Bank, JPMorgan, Lehman Brothers, Merrill Lynch & Co, RBC Capital Markets, Scotia Capital, UBS Investment Bank, Westwind Partners

 JPMorgan Value Opportunities Fund
6/12/2007
Hertz Corporation (HTZ) Secondary
42805T10
151,300
$22.25
$0.78
$3,366,425
Lehman Brothers Inc.
1.00%
Goldman Sachs & Co, LehMAN Brothers, Merrill Lynch & Co, Deutsche Bank, JPMorgan, Morgan Stanley & Co, Credit Suisse, UBS Investment Bank, Wachovia Securities

 JPMorgan Value Opportunities Fund
8/13/2007
VMware, Inc. (VMW) IPO
92856340
23,000
$29.00
$1.60
$667,000
Citigroup Global Markets
1.29%
Citigroup Global Markets, JPMorgan, Lehman Brothers, Credit Suisse, Merrill Lynch & Co, Deutsche Bank

 JPMorgan Value Opportunities Fund
7/29/2008
XL Capital Limited ("XL") Secondary
010516331**
172,900
$16.00
$0.48
$2,766,400
Goldman Sachs and Company
0.28%

Goldman Sachs & Co, UBS Investment Bank, ABN AMRO, Citigroup Global Markets, JPMorgan, Banc of America Securities, Barclays Capital, Calyon Securities, ING, KeyBanc Capital Markets, Lazard Capital Markets, Mizuho Securities, Morgan Stanley & Co.

 * All issuers have been review and confirmed to have a continuous operating history of not less than three years (Including the operations of predecessors).

 ** XL Capital Limited was initially offered under CUSIP G98255105, then on T+5 the offering was merged into the common stock CUSIP 010516331.

 Monthly Compliance Report pursuant to the Rule 10f-3*

 For the period from January 1, 2009 to June 30, 2009

 Equity Securities

 Fund
Trade Date
Issuer
CUSIP
Shares
Offering Price
Spread
Cost
Dealer Executing Trade
% of Offering
Syndicate

 JPMorgan Value Opportunities Fund
04/01/09
American Electric Power ("AEP") Secondary
025537101
30,200
$24.50
$0.735
$739,900
Credit Suisse Securities
0.36%
Barclays, Citigroup, Credit Suisse, JP Morgan, Morgan Stanley

 JPMorgan Value Opportunities Fund
05/08/09
Wells Fargo & Company (WFC) Secondary
94974610
100
$22.00
$0.52
$2,200
Samuel A. Ramirez & Co
0.33%
Wachovia Securities, J.P. Morgan, Goldman, Sachs & Co., Morgan Stanley

 JPMorgan Value Opportunities Fund
05/08/09
Wells Fargo & Company (WFC) Secondary
94974610
200
$22.00
$0.52
$4,400
Blaylock Robert Van LLC
0.33%
Wachovia Securities, J.P. Morgan, Goldman Sachs & Co., Morgan Stanley

 JPMorgan Value Opportunities Fund
05/08/09
Wells Fargo & Company (WFC) Secondary
94974610
38,500
$22.00
$0.52
$847,000
Wachovia Securities LLC
0.33%
Wachovia Securities, J.P. Morgan, Goldman Sachs & Co., Morgan Stanley

 JPMorgan Value Opportunities Fund
05/12/09
BB&T Corporation (BBT) Secondary
05493710
50,300
$20.00
$0.60
$1,006,000
Goldman Sachs and Company
4.67%
Goldman Sachs & Co., J.P. Morgan, Morgan Stanley, BB&T Capital Markets

 JPMorgan Value Opportunities Fund
05/20/09
Hertz Global Holdings Inc. (HTZ) Secondary
42805T10
127,200
$6.50
$0.27
$826,800
Goldman Sachs and Company
0.87%
J.P. Morgan, Goldman Sachs & Co., Merrill Lynch & Co., Barclays Capital, Deutsche Bank Securities

 JPMorgan Value Opportunities Fund
06/02/09
Prudential Financial Inc (PRU) Secondary
744320102
23600
$39.00
$1.243
$920,400
Goldman Sachs and Company
3.12%
Citigroup, Goldman Sachs & Co, J.P. Morgan

 * All issuers have been review and confirmed to have a continuous operating history of not less than three years (Including the operations of predecessors).